100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Economic Trends in Commercial Real Estate May 17, 2006 Raymond G. Torto, Ph.D., CRE Exhibit 99.2

CB Richard Ellis | Page 2 Recent Returns

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 3
0
5
10
15
20
25
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Office (20.23) Apartment (20.97) Industrial (20.9) Retail (18.76)
One Year Total Return, %
Historical Holding Period (Years)
NCREIF Holding Period Returns 2006.1
Source: NCREIF and TWR
Last Year About 20%
Returns for All Types

Oct-90
Jan-91
Apr-91
Jul-91
Oct-91
Jan-92
Apr-92
Jul-92
Oct-92
Jan-93
Apr-93
Jul-93
Oct-93
Jan-94
Apr-94
Jul-94
Oct-94
Jan-95
Apr-95
Jul-95
Oct-95
Jan-96
Apr-96
Jul-96
Oct-96
Jan-97
Apr-97
Jul-97
Oct-97
Jan-98
Apr-98
Jul-98
Oct-98
Jan-99
Apr-99
Jul-99
Oct-99
Jan-00
Apr-00
Jul-00
Oct-00
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4 0 1 2 3 4 5 6 7 8 9 10 CF return 10 yr The Cash Yield Advantage of Recent Years Has Been Competed Away Source: NCREIF, TWR 1Q, 06, all types Cash Yield Advantage %

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 5
Doing It With Smoke & Cap Rates
15.0
5.3
9.6
-0.4
-2
0
2
4
6
8
10
12
14
16
Total Return Yield NOI Growth Cap Rate Contribution
3-Year Average, %
Source: TWR Investment Database, Spring 2006
Components of Return (2002.4-2005.4)
NCREIF-weighted returns for Office, Industrial, Multi-Housing, and Retail.
Yield
Appreciation
Comes From

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 6
0
100
200
300
400
500
600
2000 2001 2002 2003 2004 2005 Today
3
4
5
6
7
8
9
Basis-point spread 10yr. Treasury yield, % Office cap rate, %
Basis points %
Cap Rates Are Unlikely to Go Lower
Source: NCREIF, Federal Reserve

CB Richard Ellis | Page 7 TWR’s View: Property Markets

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 8
Nothing Happens In a Vacuum.  The Economy Is Moving Forward
Industrial capacity utilization at 81.2%
Manufacturing capacity utilization at 80.4%
Business sales rising by 8.5% year over year
Inventories-to-sales ratio extremely low at 1.24
Corporate profits are rising at 21.3% year over year
Commercial & Industrial lending up 12.3% year over year
Exports are rising at a clip of 13.5%
And on and on and on....
We’re doing well.  Don’t worry

Expansion
Recession
Recovery
Expansion

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 9 Second Year of Expanding Jobs 127 128 129 130 131 132 133 134 135 1999 2000 2001 2002 2003 2004 2005 2006 U.S. Total Employment, Mil. Source: BLS data as of March 2006.

NV AZ FL HI MT ID NM UT WY AK ND MD DC OR SD VA WA DE RI VT NE US AR ME TX NH NJ CA MN WV IA WI KS PA AL TN CO SC KY GA OK MO NC CT IN NY IL OH MS MA MI LA

CBRE
CB RICHARD ELLIS

-15
-10
-5
0
5
10
15
20
Percent Above or Below Pre-Recession Peaks
U.S.
Top 3:
Nevada  +18.5%
Arizona +10.9%
Florida    +9.4%
Michigan -6.8%
Mass -5.0%
Mississippi -4.4%
Ohio -3.7%
Illinois -3.1%
Wide Job Growth Variance!
Source: BLS. Data ending December 2005
Today’s Jobs Relative to Pre-Recession Peak (2001)

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 11
Rates Rise and Here’s a Troubling Trend!
5.5
6.0
6.5
2005Q1 2005Q2 2005Q3 2005Q4 2006Q1
3.5
4.5
5.5
6.5
30-Year Mortgage ( L ) New homes
Existing single-family Existing condominiums
Months of supply on the market 30-Year Mortgage Rate, %
Sources: BOC, FRB, NAR.

100 A CENTURY OF SERVICE 1906 | 2006

CB RICHARD ELLIS

CB Richard Ellis | Page 12 And, This is Going to Hurt, as Well! -4 -2 0 2 4 6 8 10 12 2000 2001 2002 2003 2004 2005 Disposable personal income Retail sales % change year ago

CB Richard Ellis | Page 13
However…Fundamentals Are Improving for All Types
Percentage Increase in Rents by Property Type
Rents are a good performance measure because they reflect the balance between supply and demand.
Source: TWR Outlook XL, Spring 06
11.0% 6.5% 8.0% Hotel
5.0% 4.0% 2.8% Retail
4.8% 3.6% 2.9% Industrial
13.5% 4.5% 5.2% Office
7.3% 3.2% 3.4% Multi-Housing
Last High (2000) 2006F 2005

CB Richard Ellis | Page 14 TWR’s View: The Capital Markets

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 15
Why Real Estate? Why Now?
There Are Still Opportunities in Real Estate for:
• Cash Flow
• Appreciation
• Diversification
• Alpha
• Gamma
Past Results Are Not Indicative of Future
Performance!

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Annual Return (Arithmetic Average)
0%
5%
10%
15%
20%
25%
Risk (Standard Deviation)
With Real Estate
Without Real Estate
U.S. Small Stk
NAREIT-Equity
S&P 500
MSCI EAFE
Domestic Hi-Yld Corp
U.S. LT Gvt
U.S. LT Corp
NCREIF Property
U.S. 30 Day Tbill
2.40%

Efficient Frontiers with and without Real Estate
Selected Asset Classes for the Twentyeight-Year Period 1978–2005
2.40% Free Lunch
Prior to the last three years the “free lunch” was 1.74%
An Ilustration of “Free Lunch”

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 17 Cap Rate Composition Cap rate is composed of: • + Risk free rate • + Risk premium • + Cap X • - Expected appreciation

100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 18 Rule of Thumb Appreciation = • % chg income - % chg in cap rate • Bottom line: fundamentals matter!

CB Richard Ellis | Page 19 Pricing and Fundamentals

5-Year Forward Avg Annual Rent Growth, %

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 20 0 2 4 6 8 10 3 5 7 9 2005 Transaction-Based Cap Rate, % A Pricing/Fundamentals Disconnect: An Example for the Office Sector Sources: RCA, TWR Investment Database BUY SELL

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 21
“Fooled by Randomness:
the Hidden Role of Chance in Life and in the Markets” by Nassim N. Taleb
Book’s Thesis:
– It’s plain dumb luck, or randomness, not skills, hard
work, etc, etc,
Book’s Implication:
– Forecast don’t work: Big events not known
» e.g., 9/11. Long Term Capital, 1987 market
crash
» “Even a broken clock right twice a day”
Book’s Shortcoming
– If didn’t anticipate future, how can we function?
– Role of econometrics: what is known vs. what is
unexplained!